30 Contingent liabilities	12 Months Ended
Dec. 31, 2019
Contingent Liabilities
Contingent liabilities
30	Contingent liabilities

The Group are currently party to a claim by the estate of a former employee for unfair dismissal. The claim comprises various elements totalling up to €258,000. The case has already been dismissed by an Employment Court in Spain and has been re-filed by the state in a Civil Court in Spain. The Group consider the claim is without foundation and intend to vigorously defend the claim. It is anticipated the case will be concluded by the end of 2020. The directors note that in the event of an unfavourable judgement the Group would not be able to recoup the loss from another party.

The Group had no contingent liabilities at 31 December 2018 and 31 December 2017.